EXHIBIT 99.1

GRANT THORNTON LLP

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
grant thornton llp 1415 Vantage Park Drive, Suite 500 Charlotte, NC 28203 D +1 704 632 3500 F +1 704 334 7701

Board of Directors and Management of PEQ 2024, LLC and PACE Equity, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of PACE Equity, LLCs (the “Company”) Property Assessed Clean Energy (“PACE”) assets as of February 29, 2024 (the “Subject Matter”) related to PEQ 2024, LLC’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer (together with the Company, the “Specified Parties”) has agreed and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the PACE assets and our findings are as described herein.

For the purposes of our procedures, we were instructed by the Company that:

(i)	differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.
(ii)	differences where all numerical inputs were in agreement, that were solely due to rounding, were deemed to be in agreement.
(iii)	differences in the Property Address, City or State Characteristics that are as a result of abbreviations or punctuation were deemed to be in agreement.

G.T. COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Unless otherwise indicated, the following are defined for the purposes of our procedures:
●	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
●	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Source Documents as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
●	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include PACE Loan Agreements (which comprise PACE Loan Agreements, PACE Financing Agreements, PACE Promissory Notes, PACE Assessment and Financing Agreements, PACE Assessment Contracts and PACE Cooperative Agreements), Mortgage Agreements, Project Profiles and Appraisals.

Due diligence agreed-upon procedures
A.	Data File Agreed Upon Procedures

On March 4, 2024, representatives of the Company, on behalf of the Company, provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the PACE Assets included in the Securitization Transaction. Representatives of the Company, on behalf of the Company, also provided us with periodic updates up to and including March 11, 2024 (together with the Initial Data File, the “Data File”). We performed the procedures indicated below.

For each of the PACE assets listed on Appendix A, we performed comparisons and/or recomputations from information contained in the Data File for certain characteristics (as identified in Exhibit 1) to certain available Source Documents.

Exhibit 1

Characteristics:

Number	Characteristic	Source Document (listed in order of application)
1	Original Assessment Amount	PACE Loan Agreements
2	Property Address	PACE Loan Agreements
3	City	PACE Loan Agreements
4	State	PACE Loan Agreements
5	Zip Code	PACE Loan Agreements
6	Closed?	PACE Loan Agreements
7	Closing Date	PACE Loan Agreements
8	Project Cost	PACE Loan Agreements and Project Profile

Number	Characteristic	Source Document (listed in order of application)
9	Interest Rate	PACE Loan Agreements
10	Original Term	Recomputed, PACE Loan Agreements and Project Profile
11	Initial Year on Tax Roll	PACE Loan Agreements and Project Profile
12	Loan to Value Ratio	Recomputed, PACE Loan Agreements, Appraisals, Project Profile and Mortgage Agreements
13	Assessment Loan to Value Ratio	Recomputed, PACE Loan Agreements, Appraisals and Project Profile
14	Prepayment Penalty	PACE Loan Agreements

We compared Characteristics 1 through 9, 11 and 14 (as set forth in the Data File) to the corresponding information set forth in the provided Source Documents. With respect to Characteristics 10, 12 and 13, we recomputed the information based on inputs from the Source Documents and compared it to the Data File. We noted no discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

●	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
●	Addressing the value of collateral securing any such assets being securitized;
●	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
●	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;
●	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;
●	Forming any conclusions; and
●	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

Charlotte, North Carolina
March 14, 2024

Appendix A

PACE ID	PACE Asset Name
23-68	[REDACTED]
23-77	[REDACTED]
23-61	[REDACTED]
23-64	[REDACTED]
23-73	[REDACTED]
23-76a	[REDACTED]
23-92	[REDACTED]
23-88	[REDACTED]
23-87b	[REDACTED]
23-98	[REDACTED]